EQUIFIRST (GRAPHIC OMITTED)

GMAC RFC (GRAPHIC OMITTED)

Computational Materials

Part II of II

$ 718,243,000 (Approximate)

RAMP Series 2005-EFC4 Trust

Issuer

EquiFirst Corporation

Originator

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-EFC4

September 16, 2005

GMAC RFC SECURITIES (GRAPHIC OMITTED)

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Residential Funding Securities Corporation trading desk at (301) 664-6900.

This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this communication is preliminary and is subject to completion or change.

The information in this communication supersedes information contained in any prior similar communication relating to these securities.

This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

Collateral Summary

Summary	Total	Minimum	Maximum
Aggregate Current Principal Balance	$743,913,954.26	$14,900.02	$652,410.00
Number of Mortgage Loans	4,475

Average Current Principal Balance	$166,237.76
Weighted Average Original Loan-to-Value	84.11%	21.00%	100.00%
Weighted Average Mortgage Rate	6.91%	5.17%	11.35%
Weighted Average Net Mortgage Rate	6.43%	4.62%	10.80%
Weighted Average Note Margin	5.20%	3.46%	9.30%
Weighted Average Maximum Mortgage Rate	12.83%	11.17%	16.50%
Weighted Average Minimum Mortgage Rate	6.83%	5.17%	10.50%
Weighted Average Term to Next Rate Adjustment Date (months)	25	12	36
Weighted Average Remaining Term to Stated Maturity (months)	358	118	360
Weighted Average Credit Score	630	510	817

Weighted Average reflected in Total
		Percent of Cut-off Date
	Range	Principal Balance
Product Type	Hybrid ARM	86.52%
	Fixed	13.48%

Lien	First	98.69%
	Second	1.31%

Property Type	Single-family detached	88.52%
	Townhouse	3.50%
	Condo-Low-Rise(Less than 5 stories)	5.01%
	Planned Unit Developments (detached)	0.74%
	Planned Unit Developments (attached)	0.15%
	Two-to-four family units	1.94%
	Leasehold	0.13%

Occupancy Status	Primary Residence	97.06%
	Second/Vacation	0.90%
	Non Owner Occupied	2.04%

Documentation Type	Full Documentation	75.48%
	Reduced Documentation	24.52%

Loans with Prepayment penalties		75.90%

Interest Only Percentage		26.35%

Loans serviced by Homecomings		100.00%

Lien Position of the Mortgage Loans
Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	4,220	$ 734,185,061	98.69%	$ 173,978	629	83.90%
Second Lien	255	9,728,893	1.31	38,153	635	99.71
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	630	84.11%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Product Type of the Mortgage Loans
Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
2/28 Hybrid Arm	3,147	$ 549,797,183	73.91%	$ 174,705	628	84.41%
3/27 Hybrid Arm	477	93,822,947	12.61	196,694	636	84.48
FRM	851	100,293,824	13.48	117,854	632	82.12
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	630	84.11%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Score Distribution of the Mortgage Loans
Credit Score Range	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
500 - 519	1	$ 81,414	0.01%	$ 81,414	21.00%
520 - 539	167	25,862,953	3.48	154,868	79.37
540 - 559	238	36,506,960	4.91	153,391	80.33
560 - 579	337	50,622,034	6.80	150,214	81.02
580 - 599	601	90,055,659	12.11	149,843	82.75
600 - 619	717	107,371,670	14.43	149,751	84.40
620 - 639	726	127,186,138	17.10	175,188	85.00
640 - 659	721	127,179,158	17.10	176,393	84.92
660 - 679	401	71,305,885	9.59	177,820	83.79
680 - 699	238	46,110,376	6.20	193,741	85.20
700 - 719	130	25,350,440	3.41	195,003	86.99
720 - 739	83	15,288,960	2.06	184,204	89.01
740 - 759	54	10,266,412	1.38	190,119	89.82
760 or Greater	61	10,725,894	1.44	175,834	90.08
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	84.11%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 630
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original Mortgage Loan Principal Balances of the Mortgage Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	1,184	$ 81,184,623	10.91%	$ 68,568	617	86.17%
100,001 to 200,000	2,024	299,587,685	40.27	148,018	626	83.87
200,001 to 300,000	838	200,609,197	26.97	239,390	633	83.78
300,001 to 400,000	305	104,068,005	13.99	341,207	636	84.32
400,001 to 500,000	91	40,516,860	5.45	445,240	645	83.17
500,001 to 600,000	31	16,692,175	2.24	538,457	643	82.78
600,001 to 700,000	2	1,255,410	0.17	627,705	684	90.00
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	630	84.11%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $166,238
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Net Mortgage Rates of the Mortgage Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	40	$ 10,998,527	1.48%	$ 274,963	658	79.09%
5.000 - 5.499	348	78,961,749	10.61	226,902	653	80.15
5.500 - 5.999	746	156,726,582	21.07	210,089	644	80.60
6.000 - 6.499	1,050	195,259,751	26.25	185,962	632	83.06
6.500 - 6.999	866	142,057,539	19.10	164,039	625	84.63
7.000 - 7.499	580	82,820,238	11.13	142,794	613	88.99
7.500 - 7.999	252	31,636,962	4.25	125,544	598	90.60
8.000 - 8.499	219	23,966,028	3.22	109,434	580	92.02
8.500 - 8.999	87	8,021,811	1.08	92,205	579	92.96
9.000 - 9.499	120	6,990,747	0.94	58,256	607	96.42
9.500 - 9.999	100	4,311,288	0.58	43,113	607	97.81
10.000 - 10.499	55	1,781,206	0.24	32,386	609	99.68
10.500 - 10.999	12	381,524	0.05	31,794	608	99.43
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	630	84.11%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 6.4344% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Rates of the Loans of the Mortgage Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	50	$ 13,023,908	1.75%	$ 260,478	664	78.85%
5.500 - 5.999	438	100,908,148	13.56	230,384	655	80.35
6.000 - 6.499	677	138,277,022	18.59	204,250	643	80.69
6.500 - 6.999	1,162	215,652,496	28.99	185,587	633	82.82
7.000 - 7.499	722	114,268,307	15.36	158,266	621	85.11
7.500 - 7.999	592	86,277,004	11.60	145,738	611	89.19
8.000 - 8.499	219	26,979,581	3.63	123,194	597	90.96
8.500 - 8.999	239	26,870,238	3.61	112,428	580	91.82
9.000 - 9.499	82	7,608,112	1.02	92,782	576	93.38
9.500 - 9.999	123	7,372,777	0.99	59,941	604	96.06
10.000 - 10.499	98	4,286,822	0.58	43,743	607	98.03
10.500 - 10.999	60	1,969,360	0.26	32,823	608	99.20
11.000 - 11.499	13	420,180	0.06	32,322	607	99.48
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	630	84.11%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 6.9095% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original Loan-to-Value of the Mortgage Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	54	$ 6,174,653	0.83%	$ 114,345	594
50.01 - 55.00	33	5,581,833	0.75	169,146	607
55.01 - 60.00	42	6,059,559	0.81	144,275	604
60.01 - 65.00	61	12,310,103	1.65	201,805	597
65.01 - 70.00	132	24,311,427	3.27	184,177	599
70.01 - 75.00	174	31,497,727	4.23	181,021	603
75.01 - 80.00	1,772	313,980,590	42.21	177,190	638
80.01 - 85.00	405	72,773,604	9.78	179,688	606
85.01 - 90.00	637	116,589,910	15.67	183,030	618
90.01 - 95.00	317	55,388,563	7.45	174,727	632
95.01 - 100.00	848	99,245,986	13.34	117,035	658
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	630

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 84.11%
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Geographical Distributions of Mortgaged Properties of the Mortgage Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	419	$ 117,217,678	15.76%	$ 279,756	641	81.54%
Florida	329	54,626,385	7.34	166,038	627	83.03
New York	70	10,687,167	1.44	152,674	604	83.02
Texas	106	12,036,154	1.62	113,549	625	82.77
New Jersey	50	11,323,010	1.52	226,460	645	84.93
Georgia	145	21,495,964	2.89	148,248	631	87.43
Virginia	275	51,476,886	6.92	187,189	617	83.52
Alabama	71	7,415,517	1.00	104,444	614	88.27
Arkansas	16	1,487,837	0.20	92,990	659	92.04
Arizona	296	54,711,654	7.35	184,837	638	82.69
Colorado	117	21,499,548	2.89	183,757	632	84.88
Connecticut	33	6,094,931	0.82	184,695	623	82.25
Delaware	33	5,338,309	0.72	161,767	624	88.01
Idaho	29	3,765,652	0.51	129,850	629	82.69
Illinois	257	40,438,450	5.44	157,348	629	85.30
Indiana	131	12,393,245	1.67	94,605	618	88.82
Kentucky	65	6,967,019	0.94	107,185	618	87.92
Louisiana	15	1,964,648	0.26	130,977	599	87.99
Massachusetts	67	16,103,484	2.16	240,351	648	80.96
Maryland	257	58,671,282	7.89	228,293	623	82.72
Maine	48	6,479,359	0.87	134,987	644	82.73
Michigan	155	19,368,543	2.60	124,958	625	86.82
Minnesota	52	8,982,860	1.21	172,747	642	85.51
Missouri	86	9,919,335	1.33	115,341	623	86.09
Mississippi	10	1,258,539	0.17	125,854	630	91.08
North Carolina	165	19,115,060	2.57	115,849	622	86.28
Nebraska	14	1,749,254	0.24	124,947	617	91.45
New Hampshire	15	2,720,215	0.37	181,348	614	79.44
New Mexico	36	5,200,375	0.70	144,455	627	87.11
Nevada	95	19,541,693	2.63	205,702	635	81.34
Ohio	145	16,805,429	2.26	115,900	629	88.64
Oklahoma	46	5,290,023	0.71	115,001	620	84.78
Oregon	58	10,365,534	1.39	178,716	645	85.58
Pennsylvania	217	27,392,617	3.68	126,233	620	85.58
Rhode Island	17	3,102,899	0.42	182,523	628	80.26
South Carolina	107	13,747,432	1.85	128,481	619	87.32
Tennessee	82	8,878,313	1.19	108,272	622	91.28
Utah	60	9,242,903	1.24	154,048	647	85.11
Vermont	12	1,665,336	0.22	138,778	631	84.15
Washington	95	17,288,671	2.32	181,986	637	83.54
Wisconsin	99	11,577,957	1.56	116,949	615	86.01
Wyoming	10	1,001,949	0.13	100,195	633	86.74
Iowa	29	2,688,344	0.36	92,702	626	88.15
Kansas	31	3,444,347	0.46	111,108	610	81.04
South Dakota	10	1,372,146	0.18	137,215	612	84.04
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	630	84.11%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Loan Purpose of the Mortgage Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	2,054	$ 313,051,703	42.08%	$ 152,411	647	85.53%
Rate/Term Refinance	155	24,223,134	3.26	156,278	620	85.75
Equity Refinance	2,266	406,639,117	54.66	179,452	617	82.92
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	630	84.11%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Loan Documentation Types of the Mortgage Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	3,529	$ 561,528,972	75.48%	$ 159,118	622	84.91%
Reduced Documentation	946	182,384,983	24.52	192,796	652	81.63
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	630	84.11%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Occupancy Type of the Mortgage Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	4,336	$ 722,051,670	97.06%	$ 166,525	629	84.18%
Second/Vacation	33	6,662,119	0.90	201,882	660	82.42
Non-Owner Occupied	106	15,200,165	2.04	143,398	648	81.61
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	630	84.11%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgaged Property Types of the Mortgage Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	3,968	$ 658,515,522	88.52%	$ 165,957	629	84.12%
Townhouse	160	26,048,507	3.50	162,803	633	85.76
Condo-Low-Rise(Less than 5 stories)	231	37,245,733	5.01	161,237	640	84.47
Condo High-Rise (more than 9 stories)	1	71,788	0.01	71,788	795	80.00
Planned Unit Developments (detached)	25	5,535,468	0.74	221,419	632	83.99
Planned Unit Developments (attached)	6	1,090,929	0.15	181,822	624	85.44
Two-to-four family units	80	14,412,820	1.94	180,160	638	81.17
Leasehold	4	993,186	0.13	248,296	601	63.04
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	630	84.11%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Grades of the Mortgage Loans
Credit Grade	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
A4	2,308	$ 399,361,160	53.68%	$ 173,033	651	82.35%
AX	176	33,664,301	4.53	191,274	627	83.56
AM	539	83,111,723	11.17	154,196	593	80.73
B	290	45,746,209	6.15	157,746	577	78.58
C	221	32,400,712	4.36	146,610	552	79.74
CM	150	22,065,321	2.97	147,102	541	75.69
Alternet Exceptions	791	127,564,528	17.15	161,270	642	96.53
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	630	84.11%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Prepayment Penalty Terms of the Mortgage Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
12 Month Prepay	188	$ 37,018,645	4.98%	$ 196,908	636	83.71%
24 Month Prepay	2,311	394,815,108	53.07	170,842	629	84.52
36 Month Prepay	835	131,095,958	17.62	157,001	633	82.94
Other	8	1,732,461	0.23	216,558	642	85.14
None	1,133	179,251,782	24.10	158,210	627	84.13
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	630	84.11%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
"Other" means not 12 months, 24 months, 36 months, and not more than 36 months.

Interest Only Terms of the Mortgage Loans
Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
60 Month IO	840	$ 196,055,608	26.35%	$ 233,400	653	85.01%
None	3,635	547,858,347	73.65	150,718	621	83.79
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	630	84.11%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Note Margins of the Mortgage Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	851	$ 100,293,824	13.48%	$ 117,854	632	82.12%
3.000 - 3.499	4	910,020	0.12	227,505	659	78.67
3.500 - 3.999	123	31,686,331	4.26	257,612	658	79.72
4.000 - 4.499	476	107,313,433	14.43	225,448	654	81.03
4.500 - 4.999	727	142,202,931	19.12	195,602	640	81.81
5.000 - 5.499	858	156,741,392	21.07	182,682	628	84.00
5.500 - 5.999	622	101,650,089	13.66	163,425	619	86.81
6.000 - 6.499	359	50,046,869	6.73	139,406	607	90.38
6.500 - 6.999	217	27,802,703	3.74	128,123	584	91.96
7.000 - 7.499	142	16,851,280	2.27	118,671	575	92.56
7.500 - 7.999	62	5,851,040	0.79	94,372	566	92.51
8.000 - 8.499	30	2,201,274	0.30	73,376	566	92.85
8.500 - 8.999	2	254,654	0.03	127,327	540	83.75
9.000 - 9.499	2	108,114	0.01	54,057	556	90.69
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	630	84.11%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 5.2015% per annum.

Maximum Mortgage Rates of the Mortgage Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	851	$ 100,293,824	13.48%	$ 117,854	632	82.12%
11.000 - 11.999	472	110,454,300	14.85	234,013	656	80.38
12.000 - 12.999	1,589	309,026,836	41.54	194,479	637	82.62
13.000 - 13.999	1,077	168,078,331	22.59	156,062	614	87.78
14.000 - 14.999	369	45,322,817	6.09	122,826	583	92.03
15.000 - 15.999	111	10,311,990	1.39	92,901	569	93.29
16.000 - 16.999	6	425,855	0.06	70,976	559	87.28
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	630	84.11%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 12.8341% per annum.

Minimum Mortgage Rates of the Mortgage Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	851	$ 100,293,824	13.48%	$ 117,854	632	82.12%
5.000 - 5.999	472	110,454,300	14.85	234,013	656	80.38
6.000 - 6.999	1,588	308,826,136	41.51	194,475	637	82.61
7.000 - 7.999	1,078	168,279,031	22.62	156,103	614	87.79
8.000 - 8.999	369	45,322,817	6.09	122,826	583	92.03
9.000 - 9.999	111	10,311,990	1.39	92,901	569	93.29
10.000 - 10.999	6	425,855	0.06	70,976	559	87.28
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	630	84.11%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 6.8342% per annum

Next Interest Rate Adjustment Date of the Mortgage Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	851	$ 100,293,824	13.48%	$ 117,854	632	82.12%
September 2006	1	86,576	0.01	86,576	623	70.00
January 2007	1	57,775	0.01	57,775	581	100.00
February 2007	2	256,775	0.03	128,388	668	87.32
April 2007	6	1,383,645	0.19	230,607	600	88.83
May 2007	29	4,405,915	0.59	151,928	644	84.25
June 2007	84	13,998,308	1.88	166,647	617	84.06
July 2007	376	56,078,158	7.54	149,144	626	85.81
August 2007	2,311	411,176,207	55.27	177,921	629	84.33
September 2007	338	62,491,967	8.40	184,887	628	83.68
April 2008	1	199,129	0.03	199,129	597	80.00
May 2008	2	637,803	0.09	318,902	639	89.59
July 2008	27	4,337,376	0.58	160,644	642	88.94
August 2008	368	73,046,526	9.82	198,496	637	84.40
September 2008	78	15,463,970	2.08	198,256	630	83.36
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	630	84.11%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 25

Back-End Debt to Income Ratio of the Mortgage Loans
Category	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
20.00 or Less	84	$ 11,797,038	1.59%	$ 140,441	623	81.69%
20.01 - 25.00	136	18,859,323	2.54	138,671	620	81.05
25.01 - 30.00	261	36,271,422	4.88	138,971	624	81.99
30.01 - 35.00	494	74,319,358	9.99	150,444	624	83.02
35.01 - 40.00	734	125,446,870	16.86	170,909	632	83.97
40.01 - 45.00	1,032	177,389,682	23.85	171,889	632	84.62
45.01 - 50.00	1,482	254,069,650	34.15	171,437	632	84.77
50.01 - 55.00	246	44,728,423	6.01	181,823	623	84.14
55.01 - 60.00	6	1,032,189	0.14	172,032	585	86.91
Total:	4,475	$ 743,913,954	100.00%	$ 166,238	630	84.11%

As of the cut-off date, the weighted average Back-End Debt-to-Income Ratio of the mortgage loans will be approximately 41.91